May 2018 Adient Investor Meeting Exhibit 99.1

Important information Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the impact of tax reform legislation through the Tax Cuts and Jobs Act, uncertainties in U.S. administrative policy regarding trade agreements and international trade relations, the ability of Adient to meet debt service requirements, the ability and terms of financing, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, the ability of Adient to effectively integrate the Futuris business, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 filed with the SEC on November 22, 2017 (“FY17 Form 10-K”) and quarterly reports on Form 10-Q filed with the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Today’s presenters and meeting agenda Bruce McDonald Chairman & CEO, Adient Adient’s value creation opportunity Byron Foster EVP Seat Structures & Mechanisms (SS&M), Adient SS&M update – moving the business forward

# Adient today

## #1

**Adient is the largest global automotive seating supplier, supporting all major automakers in the differentiation of their vehicles through superior quality, technology and performance**

### FY 2017

**~$16.2B**
Consolidated revenue

**~$8.7B**
Unconsolidated seating revenue

**~$8.6B**
Unconsolidated interiors revenue

### Global market share*



Adient
32%
Lear
Faurecia
Toyota Boshoku
Magna
Other

### Revenue by geography*



Americas
31%
Europe / Africa
26%
Asia / Pacific
6%
China
37%

We supply one out of every three automotive seats worldwide

**25M+**
seat systems per year

**NYSE: ADNT**

*Adient share includes non-consolidated revenue (mkt share based on CY17). Revenue by geography based on FY2017 (consolidated and non-consolidated). Source: management estimates

4 Investor meeting: May 2018
Adient – Improving the experience of a world in motion

ADNT Successfully executed spin-off “Day 1” trading NYSE 10/31/16 Adient’s value creation journey FY17 Business unit of Johnson Controls, plc FY18 Operational issues highlighting the need for fundamental changes to the business Focused execution of value creation drivers Transformation of Seat Structures & Mechanisms Leveraging China JV strength Capitalizing on growth tailwinds Increased cash flow conversion; capital allocation Adient expects to take a number of near & long-term actions to drive shareholder value Strong execution in first fiscal year as independent company Reignited Adient’s growth engine Pre-2016 2016 2017 2018 2019 2020 2021

Adient’s compelling investment opportunity Future valuation driven by: Significant operational challenges Underappreciation of China operations Modest consolidated top-line growth Burdened cash generation driven by operational challenges, elevated restructuring and becoming Adient costs Today’s valuation impacted by: Demonstrating significant operational improvement in Seat Structures & Mechanisms Ability to leverage strength of China Strong three-year backlog, fueling top-line growth beginning in FY19 Significantly improved cash generation driven by improved operating results, lower restructuring, and runoff of becoming Adient costs Adient is a critical supplier in automotive seating supplying approximately one out of every three automotive seats worldwide

Adient’s near and long-term value drivers A critical supplier in automotive seating (supplying one out of every three automotive seats worldwide) Supporting the world’s largest automotive manufacturers Operational challenges Modest consolidated top-line growth Strength of China operations underappreciated TODAY Key tenets (building blocks) for significant value creation Significant upside to valuation with successful execution SS&M Transformation of core business Challenges reflected in ADNT’s valuation Realize value from overcapitalized balance sheets Potential enabler to SS&M turnaround Opportunity to monetize non-core assets Utilization of China JV strength Strong backlog fuels consolidated top line growth in FY19 & beyond Robust growth (in excess of vehicle production) expected to continue in China Adjacent market growth (Adient Aerospace) Incremental benefits from growth tailwinds FY18 & beyond Improved FCF generation (runoff of elevated restructuring & “becoming ADNT”) Benefit of improved operating results (reversal of recent setbacks) Continued equity income growth (strong cash conversion) Disciplined capital allocation strategy of returning cash to shareholders Cash generation & capital allocation

Meeting agenda Adient’s value creation opportunity SS&M update – moving the business forward

Byron Foster: 20 years with Adient / Johnson Controls Adient’s Executive Vice President, leading the company’s Seat Structures & Mechanisms business and its turnaround initiative Prior to this position, responsible for Adient’s global seating business in the Americas, Europe and Asia Pacific, leading the just-in-time (JIT) manufacturing, foam and trim businesses Between 2012 and 2015, served as group vice president and general manager of Customer Groups and Strategy, developing relationships with OEM customers and driving profitable growth strategies Responsible for global Metals business from 2011-2012, following the acquisition of KEIPER and C.R. Hammerstein Joined Johnson Controls in 1997 Before joining Johnson Controls, worked as senior associate at Booz Allen Hamilton Master’s degree in management from Northwestern University’s Kellogg School of Management and a bachelor’s degree in business administration from the University of Michigan

Recap from FY18 Q2 earnings call Launched comprehensive strategic assessment of SS&M with three objectives: Stabilize the business and drive rapid near-term improvements Revisit strategic importance of SS&M and align on long-term vision for the segment Identify potential restructuring opportunities to improve long-term value creation Efforts to stabilize the business are on track; Adient is confident it will deliver significant improvement as it progresses through the balance of the year Adjusted-EBITDA improved sequentially in Q2 vs. Q1; significant second half improvement is expected with the positive momentum anticipated to carry into FY19 Adient continues to believe in the strategic importance of SS&M Supports customers that source complete seats Significant growth opportunity in China Beyond 2020, earning appropriate financial returns will require fundamental changes (restructuring, less vertical integration, better utilization of China JV strength, improved commercial discipline) Today we will go into more detail on findings of recent strategic assessment and turnaround plan

How did we get here? Launched a completely new mechanisms portfolio (once every 20-30 years event) – which required new process technology 2-3x typical launch load in 2017-2018 (largest launch load in company history) – with many very complex global structures launches Challenges with steel supply in Europe drove downstream operational implications and increasing steel prices impacted material cost These issues led to a burdened organization focused on firefighting which compromised our typical process discipline Aggressive go-to-market strategy coupled with macroeconomic issues led to current financial challenges

We continue to believe that SS&M is a key part of Adient's portfolio Access to OEMs who source complete seat Better enterprise performance Capability for new mobility and system sourcing trends Support for profitable China business Adient has valuable customer relationships who source the entire seating system together Better performance is observed when Adient wins both JIT and SS&M business SS&M critical capability for new mobility; some evidence of sourcing trending to full seat Maintains strong China business through expertise outside of China

However, our view on the business has shifted SS&M today SS&M future plans Products Aim to have top performing and engineered product in all categories Focus innovation efforts on designs that are low cost or have high profitability upside Platforms Investing in SS&M for growth Set strict thresholds for platform profitability Be willing to proactively engage early on and walk away if need be OEMs Actively meet needs of all OEMs Accept design / engineering changes typically at Adient's risk Focus on supporting complete seat business Set clear expectations for cost recovery with OEMs Be more proactive and diligent in managing change Plants Aim for full vertical integration Decisions driven by legacy network structure, concerns for restructuring costs Pursue selective outsourcing Strategically align footprint with business needs and actively manage network to avoid hold up risk

Our plans to get there Right team, accountability and a winning culture Comprehensive business management system Selective participation and cost fit for purpose Supply chain excellence (network, buying & planning, tools) Programs & engineering (complexity mgmt., risk mgmt. & accountability Commercial advantage (focus, approach, & negotiation discipline Next Gen Operations (AMS, lean, & Industry 4.0)

Alagon stabilization Rockenhausen stabilization Mor stabilization Hilchenbach stabilization Ramos stabilization Athens stabilization 5 6 7 8 9 10 Recliner pricing 14 31 ECR Recovery Steel demand management Premium freight improvement 22 17 18 Steel terms 15 23 Program process adherence Testing/Prototyping 24 26 System level risk mitigation Enhanced Critical Care reviews Complexity reduction Commercial negotiations 28 29 30 3 Plant network optimization 4 Industry 4.0 13 EU Steel mini-PMO 21 Direct procurement optimization 27 Planning & S&OP TBL prioritization 1 Short term stabilization Long term improvements NA CI enhancement 12 EU CI enhancement 11 VAVE Development team resourcing 19 20 Engineering resourcing 25 2 Low tonnage stamping Commercial negotiations (consists of multiple initiatives) Selective participation Next Gen operations Commercial advantage Supply chain excellence Programs & engineering Program IT upgrade 16 Our transformation efforts are addressing each strategic pillar 15

Goal: Commercialize most attractive profitable programs to drive future growth within business constraints Selective participation Selective participation Revenue Targets 6 year average program lifecycle with reduced annual targets per year EBIT Targets Clear EBIT margin targets, higher than metals profitability pre-spin Program launch constraints Capital Expenditure Reducing CapEx over next few years Engineering Specific Engineering Equivalent Units (hours/intensity) against programs <1 year to SOP SDT Capacity Deploy experienced Sr. PMs to commercialize new programs Constraints to evolve over time as business conditions change Focus on the right opportunities: We have put in place clear boundaries for new business acquisitions

Operations on track Continuous improvement focus Intervention underway North American plants European plants Closures announced Fix the plants: Focusing on most unprofitable plants to drive rapid cost takeout

# Fix the plants:
# Interventions have already shown success at key plants

## 1 Athens

Implemented new change over standard work



**~25%** reduction in average C/O time

## 2 Mor

Improved material provisioning at laser welding



**~5%** increase in welding output

## 3 Ramos

Launched set of initiatives to increase press up time



**~15%** increase in stamping MU

18 Investor meeting: May 2018
Adient – Improving the experience of a world in motion

1 Days late 2 Program category 3 Qualitative risk R/Y/G by PM 4 Most recent update in System 5 Size ($ rev) 6 Margin @ plan vs today (delta) 7 PM tenure/performance 8 Number of programs run by same PM 9 Supplier (riskiness and dependency) 10 Engineering risk assessment 11 Plant >3 launches in the quarter 12 Near-term launch in challenged plant 113 Programs preparing for launch in near term (SOP scheduled between today and EOY 2019) Reviewed 113 near-term program launches... ...against expanded set of 12 assessment criteria... ...identified 26 focus programs Existing Fin. Team Operational 8 NA programs 18 EU programs 19 Manage the launches: Reviewed all near-term program launches against expanded evaluation criteria to identify high focus programs

Discipline across multiple elements, process of management system required to enable operational improvements Five key elements of management system to optimize Definition of accountabilities for each role and decision Optimizes ownership of processes by individuals Collation of results to inform decisions; single source of truth Allows tracking of outcomes, identification of misses Ongoing discussion of outcomes between decision makers Drives accountability, clear escalation path to course correct Financial incentives for decision makers Aligned incentives optimize behaviors to achieve targets Visibility and access to data and IT systems Critical to making informed, data-driven decisions Decision rights 1 Reporting 2 Performance management 3 Compensation 4 Information & Tools 5

We have a comprehensive set of KPIs to track our progress and react quickly if certain measures vary from plan Global SS&M scorecard Transformation scorecard Key business metrics reported monthly, measured against targets and visualized with monthly trend data A B Summary of YTD & monthly performance vs. targets Monthly trends, targets, and outlook by topic (Business results, Ops, P&SCM, Programs, Commercial) Transformation progress reporting, from initiative development, to milestone completion and impact tracking 1 2 A B Committed, planned, and realized impacts by quarter (FY'18) and year Milestones on-track, off-track, and completed 21

We've enhanced the operating model and infused it with a high-talent team New reporting structure Strengthens the leadership team by driving end-to-end accountability and allows us to bring in the best talent, both from inside Adient as well as outside 6 of 9 SS&M Leaders are new 3 of 6 Program excellence directors are new 7 of 21 Plant managers are new High-performing team We've infused the business with the best talent, across the operation and from the top down - - more to come

SS&M strategy is a significant change, requiring a multi-year journey Selective participation focused on profitability and strategic fit Simplification of the plant network & supply chain to attack fixed costs Improved commercial, operational and launch discipline Typical program lifespan of 5-7 years – will take time to cycle out unprofitable programs Executing restructuring is a multi-year effort, to be balanced with customer commitments Stabilization efforts bearing immediate fruit, but will take time for full benefits to take hold

Summary Adient intends to take a variety of near and longer-term actions that, when executed, are expected to drive significant value for ADNT. These include: Ability to recapture lost SS&M profitability since spin Opportunity to change the composition of the SS&M business over time: Smaller size Less tier 2 business and more discipline around economic profit opportunity Lower capital expenditures to support new business / growth (SS&M capital expenditures represented ~45% of ADNT’s capital spend in FY17) Continued growth and value creation from ADNT’s China businesses Ability to grow cash flow substantially with improved operating results FCF generation driving disciplined capital allocation strategy including return of capital to shareholders

Investor Meeting: May 2018 APPENDIX AND ADDITIONAL INFORMATION

Non-GAAP financial measurements Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted SG&A, as well as other measures presented on an adjusted basis are not recognized terms under GAAP and do not purport to be alternatives to the most comparable GAAP amounts. Since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted SG&A are measures used by management to evaluate the operating performance, and liquidity of the company and its business segments to forecast future periods. Adjusted EBITDA is defined as income before income taxes and noncontrolling interests, excluding net financing charges, qualified restructuring and impairment costs, restructuring related-costs, incremental “Becoming Adient” costs, separation costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items (“Adjusted EBITDA”). Adjusted EBITDA margin is Adjusted EBITDA as a percentage of net sales. Certain corporate-related costs are not allocated to the business segments in determining Adjusted EBITDA. Adjusted SG&A is defined as SG&A excluding restructuring, purchase accounting amortization, expenses associated with becoming an independent company, other significant non-recurring items, and net mark-to-market adjustments on pension and postretirement plans. Management uses these measures to evaluate the performance of ongoing operations separate from items that may have a disproportionate impact on any particular period. These measures are also used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry Investor Meeting: May 2018

Investor Meeting: May 2018 Segment performance 27

# SG&A performance

| (in $ millions) | | Adjusted SG&A YoY Q2 |
|---|---|---|
| Reported Q2 FY 17 Selling, general and administrative costs | $ | 178 |
| Separation costs [1] | | - |
| Becoming Adient [1] | | (10) |
| Purchase accounting amortization [2] | | (4) |
| Other non-recurring items [3] | | - |
| Adjusted SG&A Q2 FY17 | $ | 164 |
| Growth [4] | | 27 |
| FX | | 12 |
| Acquisitions / JV Consolidations | | 3 |
| Depreciation / Equity Based Comp | | 3 |
| Closures / Other | | 1 |
| Performance / temporary actions [5] | | (43) |
| Adjusted SG&A Q2 FY18 | $ | 167 |

| (in $ millions) | | Adjusted SG&A YoY Q1 |
|---|---|---|
| Reported Q1 FY 17 Selling, general and administrative costs | $ | 217 |
| Separation costs [1] | | (10) |
| Becoming Adient [1] | | (6) |
| Purchase accounting amortization [2] | | (5) |
| Other non-recurring items [3] | | (13) |
| Adjusted SG&A Q1 FY17 | $ | 183 |
| Growth[4] | | 36 |
| FX | | 7 |
| Acquisitions / JV Consolidations | | 7 |
| Depreciation / Equity Based Comp | | 8 |
| Closures / Other | | (4) |
| Performance / temporary actions [5] | | (60) |
| Adjusted SG&A Q1 FY18 | $ | 177 |

1. Reflects incremental expenses associated with becoming an independent company and expenses associated with the separation from JCI.
2. Reflects amortization of intangible assets including those related to partially owned affiliates recorded within equity income.
3. First quarter 2017 primarily consists of $12M of initial funding of the Adient foundation.
4. Second quarter of 2018: Engineering growth of $22 million, all other growth of $5 million. First quarter of 2018: Engineering growth of $27 million, all other growth of $9 million
5. Performance includes certain temporary actions that will not be part of the run rate of the business (~$20M in Q1 and Q2 FY18)

Investor Meeting: May 2018

28